Exhibit 21.1

Subsidiaries of Grubb & Ellis Healthcare REIT II, Inc. as of December 14, 2011

Grubb & Ellis Healthcare REIT II Holdings, LP (Delaware)

G&E HC REIT II Alice MOB, LLC (Delaware)

G&E HC REIT II Athens LTACH, LLC (Delaware)

G&E HC REIT II Austell MOB, LLC (Delaware)

G&E HC REIT II Bastian SNF, LLC (Delaware)

G&E HC REIT II Benton Home Health MOB, LLC (Delaware)

G&E HC REIT II Benton Medical Plaza I & II MOB, LLC (Delaware)

G&E HC REIT II Boynton MOB, LLC (Delaware)

G&E HC REIT II Bryant MOB, LLC (Delaware)

G&E HC REIT II Buckhead SNF, LLC (Delaware)

G&E HC REIT II Cape Girardeau LTACH, LLC (Delaware)

G&E HC REIT II Care Pavilion SNF, L.P. (Delaware)

G&E HC REIT II Carlsbad MOB, LLC (Delaware)

G&E HC REIT II Charlottesville SNF, LLC (Delaware)

G&E HC REIT II Cheltenham York SNF, L.P. (Delaware)

G&E HC REIT II Chula Vista MOB, LLC (Delaware)

G&E HC REIT II Cliveden SNF, L.P. (Delaware)

G&E HC REIT II Columbia LTACH, LLC (Delaware)

G&E HC REIT II Covington SNF, LLC (Delaware)

G&E HC REIT II Dixie-Lobo MOB Portfolio, LLC (Delaware)

G&E HC REIT II El Paso MOB, LLC (Delaware)

G&E HC REIT II Ennis MOB, LLC (Delaware)

G&E HC REIT II Fincastle SNF, LLC (Delaware)

G&E HC REIT II FLAGS MOB Portfolio, LLC (Delaware)

G&E HC REIT II Gainesville SNF, LLC (Delaware)

G&E HC REIT II Hardy Oak MOB, LLC (Delaware)

G&E HC REIT II Highlands Ranch Medical Pavilion, LLC (Delaware)

G&E HC REIT II Hobbs MOB, LLC (Delaware)

G&E HC REIT II Hope MOB, LLC (Delaware)

G&E HC REIT II Hot Springs SNF, LLC (Delaware)

G&E HC REIT II Jersey City MOB, LLC (Delaware)

G&E HC REIT II Joplin LTACH, LLC (Delaware)

G&E HC REIT II Lacombe MOB, LLC (Delaware)

G&E HC REIT II Lafayette Rehabilitation Hospital, LLC (Delaware)

G&E HC REIT II Lake Charles MOB, LLC (Delaware)

G&E HC REIT II Lakewood MOB I, LLC (Delaware)

G&E HC REIT II Lawton MOB Portfolio, LLC (Delaware)

G&E HC REIT II Lebanon SNF, LLC (Delaware)

G&E HC REIT II Livingston MOB, LLC (Delaware)

G&E HC REIT II Loma Linda Pediatric Specialty Hospital, LLC (Delaware)

G&E HC REIT II Low Moor SNF, LLC (Delaware)

G&E HC REIT II Lubbock MOB, LLC (Delaware)

G&E HC REIT II Lufkin MOB, LLC (Delaware)

G&E HC REIT II Maplewood Manor SNF, L.P. (Delaware)

G&E HC REIT II Maxfield Sarasota MOB, LLC (Delaware)

G&E HC REIT II Memphis SNF, LLC (Delaware)

G&E HC REIT II Midlothian SNF, LLC (Delaware)

G&E HC REIT II Milestone MOB Portfolio, LLC (Delaware)

G&E HC REIT II Millington SNF, LLC (Delaware)

G&E HC REIT II Mobile SNF, LLC (Delaware)

G&E HC REIT II Monument LTACH Portfolio, LLC (Delaware)

G&E HC REIT II Muskogee LTACH, LLC (Delaware)

G&E HC REIT II Okatie MOB, LLC (Delaware)

G&E HC REIT II Parkway Medical Center, LLC (Delaware)

G&E HC REIT II Philadelphia SNF Portfolio Holdings, LLC (Delaware)

G&E HC REIT II Philadelphia SNF Portfolio Holdings II, LLC (Delaware)

G&E HC REIT II Philadelphia SNF Portfolio Holdings GP, LLC (Delaware)

G&E HC REIT II Philadelphia SNF Portfolio SPE General Partner, LLC (Delaware)

G&E HC REIT II Philadelphia SNF Portfolio SPE Limited Partner, LLC (Delaware)

G&E HC REIT II Pocatello MOB, LLC (Delaware)

G&E HC REIT II Pocatello MOB JV, LLC (Delaware)

G&E HC REIT II Rockdale SNF, LLC (Delaware)

G&E HC REIT II San Antonio MOB, LLC (Delaware)

G&E HC REIT II San Antonio Surgical Hospital, LLC (Delaware)

G&E HC REIT II Shreveport SNF, LLC (Delaware)

G&E HC REIT II Snellville SNF, LLC (Delaware)

G&E HC REIT II Southeastern SNF Portfolio, LLC (Delaware)

G&E HC REIT II Spokane MOB, LLC (Delaware)

G&E HC REIT II Spokane Member, LLC (Delaware)

G&E HC REIT II Spokane Parking Garage, LLC (Delaware)

G&E HC REIT II St. Anthony North Denver MOB, LLC (Delaware)

G&E HC REIT II St. Vincent Cleveland MOB, LLC (Delaware)

G&E HC REIT II Surgical Hospital of Humble, LLC (Delaware)

G&E HC REIT II Sylva MOB, LLC (Delaware)

G&E HC REIT II Tempe MOB, LLC (Delaware)

G&E HC REIT II Tucker House SNF, L.P. (Delaware)

G&E HC REIT II Victoria MOB, LLC (Delaware)

G&E HC REIT II Virginia SNF Portfolio, LLC (Delaware)

G&E HC REIT II Westminster SNF, LLC (Delaware)

G&E HC REIT II Wharton MOB, LLC (Delaware)

G&E HC REIT II Yuma SNF, LLC (Delaware)

G&E Healthcare REIT II Sartell MOB, LLC (Delaware)